Exhibit 99.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
PROPERTY LIST

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
1	Springdale	Mobile	AL	Mobile, AL	2004	415,636	91.8%	$4,213	$11.28	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	67.1%	1,587	14.30	Sam's Club*	CareMore, Defy-Tucson	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,589	15.81	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	69.4%	2,297	28.67	Trader Joe's*	CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	94.9%	1,403	21.99	Stater Bros.	-	-
6	Cudahy Plaza(4)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,146	92.9%	2,571	22.46	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,931	53.2%	1,327	23.55	Trader Joe's	Cost Plus World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	97.0%	1,538	16.09	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	94.0%	2,838	24.23	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire(3)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,129	15.95	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,241	13.46	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	96.5%	1,238	14.74	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,189	22.36	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.7%	2,184	18.54	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,284	11.26	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	100.0%	2,787	33.96	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	98.5%	8,889	27.45	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	93.8%	6,036	24.87	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	96.8%	5,111	31.08	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,225	25.16	Stater Bros.	-	-
21	Village at Mira Mesa(4)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2021	436,945	96.1%	10,031	24.67	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.7%	3,884	23.88	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,156	28.91	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,541	23.81	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,256	12.35	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	75.5%	2,612	25.65	Stater Bros.	Rite Aid	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,133	21.30	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	103,880	93.1%	2,168	22.43	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo(3)	Vallejo	CA	Vallejo, CA	2018	519,223	95.4%	10,159	20.69	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	805	8.45	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	98.6%	7,121	15.28	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swin School, Kohl's, Planet Fitness	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,840	11.03	King Soopers (Kroger)	Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	90.8%	1,707	15.52	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	91.8%	1,059	39.24	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	94.4%	4,390	16.70	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center(4)	Westminster	CO	Denver-Aurora-Lakewood, CO	2021	331,128	100.0%	4,495	13.58	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Kids Empire, Overstock Furniture & Mattress, Ross Dress for Less, Tile Shop, Ulta	-
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,760	91.2%	2,583	26.53	Whole Foods Market	Petco	-
38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.9%	2,398	13.12	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	993	14.07	PriceRite (Wakefern)	-	The Home Depot

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	75.5%	3,502	14.16	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	98.1%	2,447	16.64	Price Chopper	Dick's Sporting Goods	-
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	95.3%	1,769	17.86	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	75.6%	1,371	13.65	-	Christmas Tree Shops, Montana Nights Axe Throwing	-
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,488	15.88	-	LA Fitness, Marshalls	-
45	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	73.5%	1,070	11.60	-	JOANN, Staples, T.J.Maxx	-
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	80.8%	1,977	13.68	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.6%	4,022	18.77	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	North Dover Center	Dover	DE	Dover, DE	1989	191,974	99.3%	2,249	11.79	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
49	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.1%	3,893	17.82	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	88.2%	6,074	22.88	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	87.8%	3,453	14.90	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	-
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.5%	1,911	24.42	-	Broward County Library, CVS	-
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	97.8%	1,567	8.81	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,825	11.73	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	98.8%	853	9.90	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	86.4%	2,221	8.43	-	American Signature Furniture, Bealls Outlet, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,818	19.17	-	Dollar Tree, LA Fitness	-
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	137,020	86.8%	2,129	17.90	Walmart Neighborhood Market	Walgreens	-
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	182,314	83.1%	1,682	11.48	Publix	Dollar Tree, Petco, Staples, T.J.Maxx	-
60	Marco Town Center(4)	Marco Island	FL	Naples-Marco Island, FL	2021	109,745	74.1%	1,850	22.74	Publix	-	-
61	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	343,585	68.7%	3,322	14.51	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1996	206,873	99.1%	4,024	19.62	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
63	Freedom Square(4)	Naples	FL	Naples-Marco Island, FL	2021	211,839	84.6%	2,321	12.96	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	3,817	19.24	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2018	256,948	98.0%	4,908	20.59	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,115	13.74	Publix	Zone Fitness Club	-
67	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	91.2%	999	12.38	Sedano's	Family Dollar	-
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.1%	2,491	17.81	-	Burlington Stores, LA Fitness	Target
69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.9%	1,081	14.62	Publix	-	-
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	94.6%	1,137	16.53	Seabra Foods	Office Depot	-
71	Pointe Orlando(4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2021	415,615	79.4%	9,492	29.34	-	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill	-
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	841	13.03	Publix	-	-
73	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,468	92.8%	2,954	19.78	-	Coastal Care, Walgreens	-
74	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	94.2%	1,275	13.69	Publix	-	-
75	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,680	8.97	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
76	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	86.3%	2,523	13.63	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,288	13.53	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	712	12.85	Winn-Dixie (Southeastern Grocers)	-	-
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	88.1%	706	20.34	SuperTarget*	The Zoo Health Club	-
80	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,637	18.55	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
81	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,121	12.56	Publix	Big Lots, Crunch Fitness, HomeGoods	-
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	70.6%	1,338	14.54	Publix	Planet Fitness	-
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,051	13.30	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	92.0%	3,484	14.26	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	73.7%	1,630	16.23	Publix	CVS, Dollar Tree	-
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.1%	1,383	9.33	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	76.8%	1,627	10.47	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	79.4%	1,586	13.21	Publix	Flooring USA	-
89	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.2%	1,264	12.45	Patel Brothers	Dollar Tree, LA Fitness	Walmart
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	96.2%	1,706	19.14	Publix	Rarehues	-
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	98.2%	1,409	16.08	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
92	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,402	16.82	Publix	Petco, T.J.Maxx, Ulta	-
93	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	90.2%	883	7.39	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
94	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	55.2%	386	6.37	Publix	-	-
95	Venice Village(4)	Venice	FL	North Port-Sarasota-Bradenton, FL	2021	178,542	91.2%	2,591	15.91	Publix	JOANN, Planet Fitness	-
96	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	619	6.71	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	88.5%	3,417	18.63	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	77.0%	4,234	12.66	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
99	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.0%	1,343	8.20	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	99.1%	543	8.28	Food Depot	Family Dollar	-
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	93.8%	1,140	15.38	Publix	-	-
102	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	721	8.66	Kroger	Planet Fitness	-
103	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Alpharetta, GA	2001	171,374	98.1%	2,299	13.67	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
104	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	760	6.96	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
105	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	92.3%	735	11.84	Publix	-	-
106	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	95.1%	1,238	13.72	Kroger	-	-
107	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	632	8.79	-	Family Dollar	-
108	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	97.3%	889	11.74	Publix	-	-
109	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	77.0%	695	19.44	Kroger*	-	-
110	Westgate	Dublin	GA	Dublin, GA	2004	110,738	93.6%	762	7.63	-	Big Lots, Citi Trends, Planet Fitness	The Home Depot
111	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,648	10.62	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
112	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	83.9%	1,319	10.36	Food Depot	Cinemark, Staples	-
113	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
114	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	94.4%	1,317	14.38	Publix	-	-
115	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	89.6%	1,455	15.34	Publix	-	-
116	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1959	229,013	56.0%	1,033	8.06	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
117	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	87.8%	513	10.63	-	Marshalls	-
118	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	95.6%	1,230	11.38	Kroger	-	-
119	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	145,853	93.9%	2,068	15.10	Kroger	-	-
120	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	93.6%	615	9.42	Food Depot	-	-
121	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	88.2%	914	11.10	-	PGA TOUR Superstore	-
122	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	97.3%	1,713	14.68	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
123	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	188,135	94.9%	2,953	16.53	Kroger	-	-
124	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	347,091	95.4%	1,605	4.85	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
125	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	98.4%	1,127	11.29	Kroger	-	-
126	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	91.3%	1,470	6.77	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
127	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	83.2%	1,456	6.49	Price Chopper	Big Lots, Genesis Health Club, Northern Tool + Equipment, Office Depot	-
128	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	96.5%	3,672	19.07	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
129	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	72.3%	1,873	17.08	-	XSport Fitness	Kohl's
130	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	98.2%	2,312	11.98	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
131	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.6%	4,433	15.92	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
132	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	93.2%	6,131	12.89	-	AMC Theatres, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
133	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	81.4%	2,325	10.46	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
134	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	75.7%	1,025	21.84	-	Walgreens	-
135	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	611	7.51	Cub Foods (United Natural Foods Inc.)	-	-
136	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	67.3%	1,738	15.06	-	Best Buy, Painted Tree Marketplace, PetSmart	-
137	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,343	15.65	Sunset Foods	-	-
138	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,407	60.6%	1,755	11.81	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
139	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.9%	1,727	16.41	Jewel-Osco	Planet Fitness	-
140	Westridge Court(3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,626	65.6%	6,044	13.75	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Painted Tree Marketplace, Party City, Star Cinema Grill, Ulta	-
141	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	87.3%	1,823	19.03	-	LA Fitness	-
142	Tinley Park Plaza(4)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2021	242,908	89.1%	2,783	12.87	TBA, Walt's Fine Foods	Burlington Stores, Planet Fitness, Tile Shop	-
143	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	93.2%	1,238	10.16	-	Godby Home Furnishings, Just Click For It, Ollie's Bargain Outlet	-
144	Columbus Center	Columbus	IN	Columbus, IN	1964	145,789	98.1%	1,762	12.32	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
145	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	86.4%	1,704	17.02	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
146	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	211,680	92.9%	2,485	12.64	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
147	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	58.3%	391	6.83	Kroger	-	-
148	Speedway Super Center(4)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2021	595,550	84.9%	5,789	11.67	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
149	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,362	10.32	Pay Less (Kroger)	-	-
150	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.3%	1,467	10.04	Hy-Vee	-	-
151	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	98.2%	2,032	15.58	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
152	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,065	8.16	-	At Home, Staples	-
153	Florence Plaza - Florence Square(3)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	95.1%	7,744	15.02	Kroger	Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
154	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	96.4%	1,937	10.15	-	King Pin Lanes, Louisville Athletic Club	-
155	London Marketplace	London	KY	London, KY	1994	165,826	99.0%	1,540	9.38	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
156	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,931	11.43	Kroger	Petco	-
157	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	84.8%	1,429	11.31	Kroger	-	-
158	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	94.3%	1,805	12.05	Kroger Marketplace	-	-
159	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	950	7.43	Super 1 Foods	Ollie's Bargain Outlet	-
160	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	131,078	94.0%	1,037	8.41	America's Food Basket	Citi Trends, Crunch Fitness, L&M Bargain	-
161	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,908	28.37	-	Golf Galaxy, Staples	Duluth Trading Co.
162	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	98.4%	1,796	13.38	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
163	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	91.7%	2,852	11.36	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
164	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	76.5%	292	14.96	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
165	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	69.3%	1,082	19.99	Stop And Compare	Rainbow Shops	-
166	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.1%	2,477	14.41	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
167	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	192,944	97.4%	2,999	16.35	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
168	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.3%	1,294	13.10	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
169	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,324	18.71	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
170	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,811	19.61	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
171	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	90.7%	799	34.51	-	-	-
172	Fox Run(4)	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	297,844	66.6%	3,060	16.06	Giant Food (Ahold Delhaize)	Five Below, JOANN, Planet Fitness	-
173	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	94.8%	1,800	17.27	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
174	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	90.7%	6,443	17.88	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
175	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	87.2%	4,339	16.92	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	-
176	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.4%	970	12.04	Busch’s Fresh Food Market	Ace Hardware	-
177	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	860	10.88	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
178	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,111	12.91	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
179	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	80.7%	647	8.06	D&W Fresh Market (SpartanNash)	-	-
180	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	83.4%	1,487	9.60	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
181	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	88.4%	1,383	14.95	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
182	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,699	11.09	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
183	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	90.2%	6,132	19.64	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
184	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	97.2%	1,865	10.38	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
185	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,203	11.83	-	Party City, Planet Fitness	Burlington Stores
186	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	94.0%	941	9.86	Dream Market	O'Reilly Auto Parts, Planet Fitness	-
187	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,107	7.15	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
188	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,369	11.09	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
189	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	64.3%	635	8.05	Save-A-Lot	Dollar Tree, Planet Fitness	-
190	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	97.2%	2,240	18.55	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
191	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,087	98.2%	2,387	13.28	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
192	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	85.8%	1,972	11.22	Cub Foods (Jerry's Foods)	-	-
193	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,617	97.0%	1,850	21.69	Cub Foods (United Natural Foods Inc.)*	-	-
194	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.1%	2,175	11.18	-	Marshalls, Michaels	-
195	Roseville Center(4)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	80,165	95.7%	1,034	19.83	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
196	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	90.9%	1,663	15.41	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	-
197	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.7%	2,330	13.13	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx, Valu Thrift Store	-
198	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	92.5%	800	11.83	Festival Foods	Dollar Tree	-
199	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	95.5%	1,614	12.60	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
200	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	94.8%	884	6.20	Price Chopper	Dollar Tree	-
201	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,386	8.57	Price Chopper	Ace Hardware	-
202	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	93.1%	1,041	8.96	Price Chopper	-	-
203	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	466	6.82	Schnucks	-	-
204	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
205	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	89.7%	3,949	15.62	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
206	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,937	9.37	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
207	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	495	17.80	BI-LO (Southeastern Grocers)	-	-
208	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,346	99.2%	2,272	12.42	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
209	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	89.8%	3,503	13.74	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
210	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	96.2%	5,516	14.10	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less	Target
211	University Commons	Greenville	NC	Greenville, NC	1996	233,153	84.9%	2,861	14.46	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
212	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	99.4%	1,804	9.48	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
213	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,096	4.37	Walmart Supercenter	Dollar Tree	-
214	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.3%	642	8.34	-	Big Lots, Harbor Freight Tools	Rural King
215	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,561	16.06	-	Person County Health & Human Services	-
216	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	4,109	11.91	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
217	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.8%	2,277	6.78	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply Co.	-
218	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	84.0%	735	6.61	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
219	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	89.6%	1,717	13.74	-	Burlington Stores, PetSmart, Sportsmans Warehouse	Target
220	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,594	15.27	Lowes Foods	HomeGoods, T.J.Maxx	-
221	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,207	14.84	Harris Teeter (Kroger)	-	-
222	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	86.5%	2,979	13.21	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
223	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	899	12.43	-	Golf Galaxy, Mattress Firm, OfficeMax	-
224	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	40.7%	1,469	16.65	-	Bed Bath & Beyond, Boston Interiors	-
225	Capitol Shopping Center	Concord	NH	Concord, NH	2001	191,887	97.4%	2,149	12.37	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
226	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,400	19.94	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
227	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	494	6.82	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
228	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,504	96.6%	1,501	10.32	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
229	Laurel Square(4)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	246,235	80.9%	1,747	8.77	Corrado's Market	At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
230	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	95.7%	4,613	23.92	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
231	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
232	Collegetown Shopping Center(4)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	247,991	88.9%	2,964	13.62	LIDL	Big Lots, LA Fitness, Ross Dress for Less, Staples	-
233	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	160,969	97.5%	1,893	12.06	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institue	-
234	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	88.5%	1,499	13.32	Super Stop & Shop (Ahold Delhaize)	-	-
235	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	335,378	98.4%	6,880	20.97	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
236	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	98.2%	3,783	19.81	ShopRite	Petco, Walgreens	-
237	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	87.9%	1,136	31.45	ShopRite	-	-
238	Old Bridge Gateway(4)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	254,707	94.7%	4,260	17.79	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
239	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,130	19.62	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
240	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	69.6%	1,229	12.90	ShopRite*	PetSmart, Planet Fitness	-
241	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	90.6%	3,207	19.74	ShopRite	Dollar Tree, Staples	-
242	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	655	18.09	ShopRite	-	-
243	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	96.5%	1,457	17.21	-	Dollar Tree, Jersey Strong	-
244	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	87.8%	2,840	15.55	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
245	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	96.3%	2,707	31.34	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
246	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,954	15.22	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
247	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,438	21.32	Acme (Albertsons)	True Value	-
248	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	70.1%	1,406	23.73	BJ's Wholesale*, TBA	-	Kohl's, Walmart
249	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,115	27.96	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
250	Stewart Plaza(4)	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2021	208,394	96.5%	3,432	17.06	-	Burlington Stores, Dollar Tree, Floor & Décor, K&G Fashion Superstore, Phenix Salon Suites	-
251	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	92.3%	6,076	34.63	H-Mart	Christmas Tree Shops, T.J.Maxx	-
252	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	85.5%	1,596	9.98	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, True Value	-
253	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,619	22.42	Key Food Marketplace	T.J.Maxx	-
254	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	610	35.88	Trader Joe's	-	-
255	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,497	24.18	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
256	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
257	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	95.8%	3,102	14.97	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-
258	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	97.0%	2,193	11.11	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
259	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,976	16.20	ShopRite	Better Lifestyle Club, U.S. Post Office, Walgreens	-
260	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	83.9%	5,477	25.55	A Matter of Health	Barnes & Noble, Marshalls, Petco	-
261	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,877	88.0%	1,302	37.12	-	Harmon Discount	-
262	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	97.3%	3,233	25.56	-	Dollar Tree, HomeGoods	-
263	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,986	20.03	Best Market (LIDL)	CVS, T.J.Maxx	-
264	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	118,589	100.0%	2,942	24.81	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
265	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,243	28.17	-	HomeGoods, Rite Aid	-
266	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	184,714	89.5%	3,051	19.81	ShopRite	Wren Kitchens	Firestone
267	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	1,965	12.28	-	Olum's Furniture & Appliances, Staples, Walgreens	-
268	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	96.7%	2,105	10.51	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
269	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	95.3%	1,426	16.20	-	HomeGoods, Michaels, Old Navy	-
270	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,418	16.68	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
271	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	714	11.03	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
272	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,649	30.42	H-Mart	-	-
273	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,123	15.35	Giant Eagle	-	The Home Depot
274	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	93.0%	2,490	18.48	Kroger	Petco, Planet Fitness, Rainbow Shops	-
275	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	96.5%	1,394	8.77	Kroger	Pet Supplies Plus, Salvation Army	-
276	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	79.1%	3,303	16.55	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, T.J.Maxx	-
277	Western Hills Plaza(4)	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	234,784	98.2%	4,329	19.49	-	Michaels, Old Navy, Staples, T.J.Maxx, Ulta	Target
278	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	97.5%	1,202	37.24	Kroger	-	-
279	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	89.5%	1,302	10.04	Kroger	Dollar Tree, Planet Fitness	-
280	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,198	11.55	Kroger	-	-
281	Brandt Pike Place	Dayton	OH	Dayton-Kettering, OH	2008	17,900	100.0%	200	11.17	Kroger*	-	-
282	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	96.7%	4,324	13.71	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
283	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	78.4%	5,354	11.73	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City, UFC Gym	-
284	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,173	16.76	-	Ollie's Bargain Outlet, Sears Outlet	-
285	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,242	26.35	Kroger	Marshalls	-
286	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	98.1%	1,524	11.04	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
287	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	295,665	83.8%	1,776	12.54	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
288	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,920	10.28	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
289	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	90.5%	2,507	19.72	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
290	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,398	10.40	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
291	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,113	11.77	Giant Eagle	Pep Boys, Walmart	-
292	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.0%	4,019	13.94	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
293	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	89.2%	2,032	8.98	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
294	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	406	12.61	-	-	-
295	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	84.9%	2,360	19.35	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
296	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,582	17.18	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
297	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,751	69.5%	3,339	20.37	Weis Markets	Marshalls, REI	-
298	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	2,010	27.01	Giant Food (Ahold Delhaize)	-	-
299	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	26.8%	537	19.04	-	-	-
300	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	1997	312,699	84.5%	2,800	18.58	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
301	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,614	15.32	-	Kohl's, Marshalls, Regal Cinemas	-
302	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,330	18.05	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
303	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.8%	1,038	7.73	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
304	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	986	19.44	Weis Markets*	-	-
305	Village at Newtown(4)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	213,530	90.9%	6,369	33.81	McCaffrey's	Ulta	-
306	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,868	26.97	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
307	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	94.0%	8,264	35.42	-	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
308	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	95.4%	1,284	7.62	Redner's Warehouse Market	Big Lots, Staples	-
309	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	90.6%	1,467	10.46	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
310	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	453	10.86	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
311	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	88.1%	3,294	17.30	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
312	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	833	13.14	Giant Food (Ahold Delhaize)	Penn State Health	-
313	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	95.6%	2,979	9.88	Redner's Warehouse Market	Dollar Tree, Gabe's, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
314	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.6%	2,484	33.34	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Pet Supplies Plus	-
315	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	165,039	73.6%	2,120	17.45	Kroger	-	-
316	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,662	19.65	Lowes Foods	-	-
317	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	96.9%	891	14.07	BI-LO (Southeastern Grocers)	-	-
318	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	97.3%	1,669	10.02	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
319	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	75.5%	2,231	9.22	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
320	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	98.9%	2,341	18.06	-	Ross Dress for Less, T.J.Maxx	Target
321	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	72.2%	3,620	14.14	Publix	Marshalls, NCG Cinemas, Petco, Ross Dress for Less	-
322	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	93.9%	587	10.61	Food Lion (Ahold Delhaize)	-	-
323	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	99.7%	2,877	10.99	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
324	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.2%	3,976	12.10	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
325	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,974	9.17	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
326	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	907	7.60	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-
327	The Commons at Wolfcreek(3)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	93.3%	9,470	16.01	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
328	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	87.9%	1,288	12.85	Kroger	Aaron's	-
329	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,146	13.20	Kroger	-	Walgreens
330	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	36,000	94.4%	530	15.59	Walmart Supercenter*	Dollar Tree	-
331	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	169,405	97.7%	2,131	12.87	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
332	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	1,334	15.25	-	24 Hour Fitness	-
333	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	680	9.64	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
334	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	942	7.75	-	Tops Printing	-
335	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,598	91.5%	2,877	18.25	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
336	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,440	27.35	Kroger	CVS	-
337	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,165	13.76	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
338	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	96.0%	571	8.98	-	Family Dollar	-
339	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	86.8%	659	11.01	-	Canales, Family Dollar	-
340	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	485	10.66	-	Big Lots, O'Reilly Auto Parts	-
341	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,104	12.33	El Rio Grande Latin Market	Family Dollar	-
342	Wynnewood Village(4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2021	464,995	95.1%	6,244	14.38	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Ross Dress for Less	-
343	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	91.9%	999	9.20	Food Town	Burkes Outlet, Walgreens	-
344	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	86.3%	14,800	21.89	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, T.J.Maxx	-
345	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	69.7%	1,705	14.34	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits	-
346	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.2%	3,941	20.33	Tom Thumb (Albertsons)	DSW, Ulta	-
347	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,179	14.04	Truong Nguyen Grocer	-	-
348	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	97.3%	1,160	12.00	-	Painted Tree Marketplace, Planet Fitness	-
349	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.7%	766	11.01	Kroger	-	-
350	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	998	29.48	Kroger	-	-
351	Braes Heights(4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	92,904	82.6%	2,024	26.39	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
352	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	90.9%	290	7.49	-	-	-
353	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.2%	656	7.31	Food Town	-	-
354	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	937	13.03	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
355	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.7%	1,440	15.73	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
356	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.2%	2,172	10.97	El Rancho	Big Lots, Conn's	-
357	Jester Village(4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	62,665	90.0%	1,259	22.32	-	24 Hour Fitness	-
358	Jones Plaza(4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	111,206	81.8%	898	9.87	La Michoacana Supermarket	Aaron's, Fitness Connection	-
359	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	100.0%	1,466	8.63	-	Big Lots, Hobby Lobby	-
360	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	968	9.82	Foodarama	Burke's Outlet, Kids Empire	-
361	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	96.4%	3,375	14.20	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
362	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
363	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	89.4%	2,738	13.91	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
364	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	94.1%	2,484	14.03	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	-
365	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,688	9.71	-	24 Hour Fitness, Floor & Décor	-
366	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	94.5%	3,209	23.44	H-E-B	-	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
367	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,324	16.03	ALDI	Dollar Tree, Party City, Salon In The Park	-
368	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	96.0%	2,345	9.95	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
369	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	982	7.55	Super 1 Foods	Harbor Freight Tools, PetSense	-
370	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,341	14.19	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
371	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,056	15.52	Kroger	LA Fitness	-
372	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.7%	2,178	12.68	Kroger	Burkes Outlet	-
373	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,325	8.95	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
374	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	79.6%	2,617	24.32	Central Market (H-E-B)	-	-
375	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	84.1%	5,604	24.68	-	Gap Factory Store, Infinite Bounds Gymnastics	-
376	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	85.5%	1,247	12.04	El Rancho	Family Dollar	-
377	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,617	92.6%	2,105	10.23	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
378	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	97.6%	1,970	20.04	-	Star Cinema	-
379	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	51,542	95.1%	464	15.02	ALDI	Planet Fitness	Walgreens
380	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	68.4%	803	8.83	-	Tractor Supply Co.	-
381	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	97.2%	2,054	15.05	-	Gold's Gym, Hobby Lobby	Kohl's
382	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	96.6%	1,417	16.63	-	2nd & Charles, Chuck E. Cheese's	-
383	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,235	13.99	Kroger	Hamrick's	-
384	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	97.1%	1,499	9.29	-	Dollar Tree, Kohl's, PetSmart	-
385	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,853	21.46	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
386	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.9%	1,127	7.71	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
387	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	1,980	8.99	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	-
388	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	36.0%	193	11.67	-	-	Walgreens
389	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	92.2%	3,274	16.21	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
390	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	87.7%	822	9.54	Pick 'n Save (Kroger)	-	-
391	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	90.5%	1,343	7.29	-	Hobby Lobby, Kohl's	-
392	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	89.8%	1,244	7.87	Kroger	Big Lots, Dunham's Sports	-
393	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					68,852,305	90.7%	$875,925	$14.93
    (1) ABR PSF is calculated as ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements
    (2) * Indicates grocer is not owned
    (3) Property is listed as two individual properties on Company website for marketing purposes
    (4) Indicates property is currently in redevelopment